SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 30, 2002



                          FIRST SECURITY BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

        Kentucky                       333-33350                 61-1364206
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
  of Incorporation)                                          Identification No.)

 318 East Main Street, Lexington, Kentucky                          40507
 (Address of Principal Executive Offices)                         (Zip Code)

 Registrant's telephone number, including area code: (859) 367-3700


                                 Not Applicable
--------------------------------                  ---------------
          (Former Name or Former Address, if Changed Since Last Report)



Item 5. Other Events

On July 30, 2002, the Registrant issued a press release announcing its earnings for second quarter of 2002 . A copy of such press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)  Exhibits.

          The exhibit listed on the Exhibit Index of this Form 8-K is filed as a part of this Report.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FIRST SECURITY BANCORP, INC.




Date: July 30, 2002                        /s/ John S. Shropshire
                                           ----------------------
                                               John S. Shropshire
                                               President and
                                               Chief Executive Officer
                                               (Principal Executive Officer)

Date: July 30, 2002                         /s/ Ben A. New
                                           ------------------------
                                               Ben A. New
                                               Vice-President; Controller
                                               (Principal Financial and
                                               Accounting Officer)

                                    EXHIBITS

99 Registrant's July 30, 2002 Press Release regarding earnings for second quarter of 2002.

                                                                  EXHIBIT 99

July 30, 2002

NEWS RELEASE to Lexington Herald-Leader
By John S. Shropshire, Chairman, President & CEO

First Security Bancorp, Inc., the parent of First Security Bank of Lexington, announced its financial results for the second quarter ended June 30, 2002.

Net income for the three months ended June 30, 2002 was $326,000, or $0.22 per share (on a fully diluted basis), unchanged from the results reported for the same quarter a year ago. Net income for the second quarter was up significantly from the $160,000, or $0.11 per share, earned for the quarter ended March 31, 2002.

Total assets were $225.4 million, a 4.4% increase from $216.0 million at March 31, 2002 and up 40.8% from $160.1 million a year ago. Deposits increased by 3.2% from $184.4 million at March 31, 2002, to $190.3 million at June 30, 2002, and grew 44.6% from $131.6 million a year ago. Net loans increased from $154.2 million at March 31, 2002 to $164.0 million at June 30, 2002, an increase of 6.4%, and were up $38.8 million, or 31.0%, from $125.2 million in net loans at June 30, 2001.

First Security is pleased to announce the addition of Andrew C. Hils as Executive Vice President and Chief Credit Officer. Greg Kessinger has assumed new responsibilities as Chief Operations Officer. This realignment of duties provides the Bank with a structure that will well support our future growth.

First Security Bank has offices Downtown, Southland, Tates Creek and Palomar and is accessible virtually anywhere at www.myfsb.net.